LETTER OF REAFFIRMATION OF GENERAL SECURITY AGREEMENT

As of March 31, 2010

TO:	Manufacturers and Traders Trust Company One M & T Plaza, Buffalo, New York 14240

Re:                      REAFFIRMATION of General Security Agreements (collectively, the "Security Agreement") made by EMERGING VISION, INC., OG ACQUISITION, INC., COMBINE BUYING GROUP, INC. AND 1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank") dated as of August 7, 2007 in connection with loans made to EMERGING VISION, INC. (“Borrower”) by Manufacturers and Traders Trust Company (collectively, the “Loan”).

Dear Sirs:

Each of the undersigned hereby reaffirms and ratifies all the terms, conditions, representations, and covenants contained in the Security Agreement and certifies that there are no defenses, offsets, or counterclaims thereto as of the date hereof.

Each of the undersigned further covenants and agrees (i) that the security interests granted to Manufacturers and Traders Trust Company by the Security Agreement and perfected by subsequent UCC-1 filings, remain in full force and effect as set forth therein and that same continue to constitute a binding first security interest in the stated assets of each of the undersigned securing the Borrower’s and each of the undersigned’s debt to Manufacturers and Traders Trust Company and that they are unaffected by the execution of that certain NON-REVOLVING LINE OF CREDIT AGREEMENT in the amount of $4,251,921.13 and TERM LOAN NOTE in the amount of $1,000,000.00 evidencing, among other things, (i) the reduction of the Maximum Loan Amount available under the Line of Credit Loan, (ii) the conversion of the outstanding balance under the line of credit to a term loan, and (iii) the revision of certain financial covenants as set forth therein, and of any related documents, each dated of even date herewith, copies of which each of the undersigned acknowledges having received and reviewed and hereby consent to, and (ii) that the Security Documents are in full force and effect.

Emerging Vision, Inc. further covenants and certifies that the attached list of Company Owned Stores (Revised Exhibit A”) represents the current list of Company Owned Stores (updated from prior Exhibit “A” annexed to its Security Agreement dated as of August 7, 2007) and that the attached Franchise Store List ( “Revised Exhibit B”) represents the current Franchise Store List (updated from prior Exhibit “B” annexed to its Security Agreement dated as of August 7, 2007) and both the Revised Exhibit A and revised Exhibit B are hereby incorporated within and added to the terms of the Security Agreement of Emerging Vision, Inc. by the reference thereto herein.

Very truly yours,

EMERGING VISION, INC.

By:           /s/ Glenn Spina
Glenn Spina, Its Chief Executive Officer

OG ACQUISITION, INC.

By:           /s/ Glenn Spina
Glenn Spina, Its Chief Executive Officer

COMBINE BUYING GROUP, INC.

By:           /s/ Glenn Spina
Glenn Spina, Its Chief Executive Officer

1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP

By:           /s/ Glenn Spina
Glenn Spina, Its Chief Executive Officer